POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Adam W. Barnard and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument on this 22nd day of March 2007.

                                                     /s/ Lucius E. Burch, III
_______________________________________              ___________________________
Witness                                              Lucius E. Burch, III
Print Name:                                          Independent Trustee
            ___________________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Adam W. Barnard and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument on this 22nd day of March 2007.



/s/ Paul K. Piccone                                  /s/ Paul J. Camilleri
_______________________________________              ___________________________
Witness                                              Paul J. Camilleri
Print Name: Paul K. Piccone                          Independent Trustee
            ___________________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Adam W. Barnard and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument on this 22nd day of March 2007.



                                                     /s/ Anthony J. Walton
_______________________________________              ___________________________
Witness                                              Anthony J. Walton
Print Name:                                          Independent Trustee
           ____________________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Adam W. Barnard and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument on this 22nd day of March 2007.



/s/ Jennifer Horban                                  /s/ David V. Shields
_______________________________________              ___________________________
Witness                                              David V. Shields
Print Name: Jennifer Horban                          Trustee
            ___________________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Adam W. Barnard and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument on this 22nd day of March 2007.



/s/ Jennifer Horban                                  /s/ Joseph V. Shields, Jr.
_______________________________________              ___________________________
Witness                                              Joseph V. Shields, Jr.
Print Name: Jennifer Horban                          Trustee and Chairman
            ___________________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Capital Management Investment Trust (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Adam W. Barnard and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument on this 22nd day of March 2007.



/s/ Linda M. Pietronigro                              /s/ Ralph J. Scarpa
_______________________________________              ___________________________
Witness                                              Ralph J. Scarpa
Print Name: Linda M. Pietronigro                     President
            ___________________________